Exhibit 10.1

CONVERTIBLE NOTE PURCHASE AGREEMENT

This Convertible Note Purchase Agreement (the “Agreement”) is made and entered into as of October 21, 2015, by and among Arno Therapeutics, Inc., a Delaware corporation (the “Company”), and the individuals and/or entities listed on Exhibit A attached hereto (each, a “Purchaser,” collectively, the “Purchasers”).

A. The Company currently requires funds to help finance its operations as it pursues either a strategic transaction or a subsequent financing.

B. The Purchasers are willing to advance funds to the Company in exchange for the issuance to them of certain convertible promissory notes evidencing the Company’s obligation to repay the Purchasers’ loans of the advanced funds, all as provided in this Agreement.

NOW THEREFORE, the parties hereby agree as follows:

Article 1

PURCHASE, SALE AND TERMS OF NOTES

1.01          The Notes. The Company has authorized the issuance and sale to the Purchasers of the Company’s Unsecured Convertible Promissory Notes in the original aggregate principal amount of up to $2,500,000 (the “Maximum Amount”) as set forth on Exhibit A hereto. The Unsecured Convertible Promissory Notes shall be substantially in the form set forth as Exhibit B hereto and are herein referred to individually as a “Note” and collectively as the “Notes,” which terms shall also include any notes delivered in exchange or replacement therefor.

1.02          Purchase and Sale of Notes – Closing. The Company agrees to issue and sell to the Purchasers, and, subject to and in reliance upon the representations, warranties, covenants, terms and conditions of this Agreement, the Purchasers agree to purchase the Notes in the principal amounts set forth opposite each Purchaser’s name on Exhibit A hereto under the heading “Principal Amount of Notes To Be Purchased at the Closing.” The initial closing of such purchase and sale (the “Initial Closing”) shall be held remotely via the exchange of documents and signatures, on the date hereof at 12:00 Noon, New York City time, or at such other time or place as may be mutually agreed upon by the Company and the Purchasers purchasing at least two-thirds of the principal amount of the Notes to be purchased at the Closing (the “Requisite Purchasers”). Following the Initial Closing, to the extent the Company has not sold Notes having a an aggregate principal amount equal to the Maximum Amount, the Company may issue and sell additional Notes at one or more subsequent closings (an “Additional Closing,” and together with the Initial Closing, a “Closing”). At each Closing, each Purchaser will deliver to the Company as payment in full for the Note to be purchased by such Purchaser at such Closing, the amount set forth opposite such Purchaser’s name in the “Purchase Price” column on Exhibit A, by wire transfer or other delivery of immediately available funds to the Company. At the Closing, the Company will issue and deliver to each Purchaser a duly executed Note in the principal amount set forth opposite such Purchaser’s name on Exhibit A, which shall be amended to reflect each Additional Closing. The Company shall send such Notes to such Purchaser at the address furnished to the Company for that purpose.

1.03          No Usury. This Agreement and each Note issued pursuant to the terms of this Agreement are hereby expressly limited so that in no event whatsoever, whether by reason of deferment or advancement of loan proceeds, acceleration of maturity of the loan evidenced hereby, or otherwise, shall the amount paid or agreed to be paid to the Purchasers hereunder for the loan, use, forbearance or detention of money exceed the maximum interest rate permitted by the laws of the State of New Jersey. If at any time the performance of any provision hereof or any Note involves a payment exceeding the limit of the price that may be validly charged for the loan, use, forbearance or detention of money under applicable law, then automatically and retroactively, ipso facto, the amount payable under the Notes shall be reduced to such limit. The provisions of this Section 1.03 shall never be superseded or waived and shall control every other provision of this Agreement and any Note.

Article 2

CONDITIONS TO PURCHASERS’ OBLIGATIONS

The respective and several obligations of each Purchaser to purchase and pay for the Notes to be purchased by it at the Closing are subject to the fulfillment or waiver, on or before the Closing, of each of the following conditions:

2.01          Representations and Warranties. Each of the representations and warranties of the Company set forth in Article 3 hereof shall be true in all material respects on the date of the Closing.

2.02          Performance by the Company. The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing and shall have obtained all approvals, consents and qualifications necessary to complete the purchase and sale described herein.

2.03          Delivery of Notes. The Company shall have executed and delivered to each Purchaser a Note, in the form attached hereto as Exhibit B, evidencing the Company’s indebtedness to such Purchaser in the amount next to such Purchaser’s name on Exhibit A under the heading “Principal Amount of Notes To Be Purchased at the Closing.”

Article 3

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to each of the Purchasers as follows, each of which representation and warranty is true and correct as of the Closing:

3.01          Organization, Qualifications and Corporate Power. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and is duly licensed or qualified to transact business as a foreign corporation and is in good standing in each jurisdiction in which the nature of the business transacted by it or the character of the properties owned or leased by it requires such licensing or qualification, except where the failure to be so licensed or qualified would not have a Material Adverse Effect (as defined below) on the business or assets of the Company. “Material Adverse Effect” shall mean any event, change, violation, inaccuracy, circumstance or effect that is, individually or in the aggregate, materially adverse to the financial condition, capitalization, properties, employees, assets (including intangible assets), business, operations or results of operations of the Company. The Company has the corporate power and authority to own and hold its properties and to carry on its business as now conducted and as presently proposed to be conducted, to execute, deliver and perform this Agreement and to issue, sell and deliver the Notes.

3.02          Authorization of Agreements, Etc. The execution and delivery by the Company of this Agreement and the performance by the Company of its obligations hereunder and the issuance, sale and delivery of the Notes have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the Certificate of Incorporation of the Company, or the bylaws of the Company, nor will such actions result in a violation of any provision of any indenture, agreement or other instrument to which the Company, or any of its properties or assets is bound, or conflict with, result in a material breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge, restriction, encumbrance, or, to the Company’s knowledge, claim of any nature whatsoever upon any of the properties or assets of the Company, the result of any of which would have a Material Adverse Effect.

3.03          Validity. This Agreement has been duly executed and delivered by the Company and constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms. The Notes, when delivered in accordance with this Agreement, will constitute the valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms. The shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), issuable upon conversion of the Notes in accordance with Section 6(a) thereof (the “Conversion Shares”), when issued, sold and delivered in accordance with the terms of the Notes, for the consideration provided for herein and therein, will be duly and validly issued, fully paid and nonassessable.

Article 4

REPRESENTATIONS AND WARRANTIES OF PURCHASERS

Each Purchaser represents and warrants to the Company that: (a) it has full power and authority to enter into and perform this Agreement in accordance with its terms, and it was not organized for the specific purpose of acquiring the Notes or the Conversion Shares (collectively, the “Securities”); (b) it has sufficient knowledge and experience in investing in companies similar to the Company in terms of the Company’s stage of development so as to be able to evaluate the risks and merits of its investment in the Company and it is able financially to bear the risks thereof; (c) it has made an investigation of the Company and its business as it deemed necessary and has had an opportunity to review all reports, schedules, forms, statements and other documents filed by the Company with the Commission, including the exhibits thereto and documents incorporated by reference therein, and to discuss and review the Company’s business, management and financial affairs with the Company’s management as it deemed necessary; (d) the Securities being purchased by it are being acquired for its own account for the purpose of investment and not with a view to the public resale or distribution thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”); (e) it understands that (i) the Securities have not been registered under the Securities Act by reason of their issuance in a transaction exempt from the registration requirements of the Securities Act pursuant to Section 4(2) thereof or Rule 504, 505 or 506 promulgated under the Securities Act, (ii) under the Securities Act and applicable regulations thereunder the Securities may be resold without registration under the Securities Act only in certain limited circumstances, (iii) the certificates evidencing the Securities will bear a legend substantially similar to that set forth below:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF APPLICABLE STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION UNDER SUCH LAWS OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENT. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ALL APPLICABLE STATE SECURITIES LAWS.

and (iv) the Company will make a notation on its transfer books to such effect; (f) this Agreement has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of it, enforceable in accordance with the terms of the Agreement; and (g) it is an “accredited investor” as that term is defined in Rule 501 promulgated under the Securities Act.

Article 5

MISCELLANEOUS

5.01          No Waiver; Cumulative Remedies. No failure or delay on the part of any party to this Agreement in exercising any right, power or remedy hereunder or under the Notes shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The remedies provided herein and in the Note are cumulative and not exclusive of any remedies provided by law.

5.02          Amendments, Waivers and Consents. Any provision in this Agreement to the contrary notwithstanding, any change, modification or amendment to this Agreement or the Notes may be made, and compliance with any covenant or provision herein or therein set forth may be omitted or waived, if the Company shall obtain consent thereto in writing from the Requisite Purchasers. Any amendment or waiver effected in accordance with this Section 5.02 shall be binding upon each holder of Notes then outstanding, each future holder of such securities, and the Company; provided, however, that no amendment shall be effective against a Purchaser which materially and adversely affects such Purchaser’s rights under this Agreement or under any Notes in a manner that is adverse to and materially different from the effect on other Purchasers of Notes, without such Purchaser’s written consent.

5.03          Addresses for Notices, etc. Any notice required or permitted under this Agreement or the Notes shall be given in writing and shall be conclusively deemed effectively given upon personal delivery or delivery by courier, or on the first (1st) business day after transmission if sent by confirmed facsimile transmission, or four (4) business days after deposit in U.S. mail, by registered or certified mail, postage prepaid, addressed (i) if to the Company, as set forth below the Company’s name on the signature page of this Agreement, and (ii) if to a Purchaser, as set forth below such Purchaser’s name on the respective signature page of this Agreement, or at such other address as the Company or such Purchaser may designate by advance written notice to the other parties hereto. For purposes hereof, a “business day” means a weekday on which banks are open for general banking business in New York City, New York.

5.04          Binding Effect; Assignment. The terms and conditions of this Agreement shall be binding upon and inure to the benefit of the Company and the Purchasers and their respective heirs, successors and assigns.

5.05          Headings; Interpretation. In this Agreement, (i) the meaning of defined terms shall be equally applicable to both the singular and plural forms of the terms defined; (ii) the captions and headings are used only for convenience and are not to be considered in construing or interpreting this Agreement and (iii) the words “including,” “includes” and “include” shall be deemed to be followed by the words “without limitation”. All references in this Agreement to sections, paragraphs, exhibits and schedules shall, unless otherwise provided, refer to sections and paragraphs hereof and exhibits and schedules attached hereto, all of which exhibits and schedules are incorporated herein by this reference.

5.06          No Finder’s Fees. Each party represents that it neither is nor will be obligated for any finder’s or broker’s fee or commission in connection with the transactions contemplated by this Agreement. Each Purchaser agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder’s or broker’s fee (and any asserted liability) for which the Purchaser or any of its directors, officers, partners, members, employees or representatives is responsible. The Company agrees to indemnify and hold harmless each Purchaser from any liability for any commission or compensation in the nature of a finder’s or broker’s fee (and any asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

5.07          Survival of Representations and Warranties. All representations and warranties made in this Agreement and the Notes or any other instrument or document delivered in connection herewith or therewith, shall survive the execution and delivery hereof or thereof, and the Closing.

5.08          Severability. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

5.09          Governing Law. This Agreement and the Notes shall be governed by, and construed in accordance with, the Delaware General Corporation Law as to matters within the scope thereof, and as to all other matters shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without reference to principles of conflict of laws or choice of laws. Each of the parties hereto irrevocably consents to personal jurisdiction in the state or federal courts in the State of Delaware.

5.10          Counterpart; Facsimile Signatures. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart. This Agreement may be executed and delivered by facsimile, or by e-mail in portable document format (.pdf) and delivery of the signature page by such method will be deemed to have the same effect as if the original signature had been delivered to the other parties.

5.12 Entire Agreement. This Agreement and the other documents delivered at the Closing constitute the full and entire understanding and agreement between the parties with respect to the subject matter hereof and supersede all prior agreements with respect to the subject matter hereof.

5.13 Further Assurances. From and after the date of this Agreement, upon the request of any Purchaser or the Company, the Company and the Purchasers shall execute and deliver such instruments, documents or other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.

SIGNATURE PAGES FOLLOW.]

COMPANY SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have caused this Convertible Note Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Arno Therapeutics, inc.
By:__________________________________________ Name: Alexander Zukiwski, M.D. Title: President and Chief Executive Officer

Address for Notice:

Arno Therapeutics, Inc.

200 Route 31 North, Suite 104

Flemington, NJ 08822

Attn: Chief Executive Officer

Fax: (908) 237-0071

With a copy to (which shall not constitute notice):

Fredrikson & Byron P.A.

200 South 6th Street, Suite 4000

Minneapolis, MN 55402

Attn: Christopher J. Melsha, Esq.

Fax: (612) 492-7077

Company Signature Page to Convertible Note Purchase Agreement

PURCHASER SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned has caused this Convertible Note Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated below.

______________________	____________________________
Signature	Signature (if purchasing jointly)

____________________________	____________________________
Name Typed or Printed	Name Typed or Printed

____________________________	____________________________
Entity Name	Entity Name

____________________________	____________________________
Address	Address

____________________________	____________________________
City, State and Zip Code	City, State and Zip Code

____________________________	____________________________
Telephone	Telephone

____________________________	____________________________
Facsimile	Facsimile

____________________________	____________________________
Tax ID # or Social Security #	Tax ID # or Social Security #

Dated: October ____, 2015

Principal Amount of Note = ________________________________

Purchase Price of Note =  ________________________________

Name in which securities should be issued:________________________________

Purchaser Signature Page to Convertible Note Purchase Agreement

EXHIBIT A

Schedule of Purchasers

Purchaser	Principal Amount of Notes To Be Purchased at Closing	Purchase Price (100% of Principal Amount)

Total	$2,100,000	$2,100,000

EXHIBIT B

THIS PROMISSORY NOTE AND THE SECURITIES ISSUABLE UPON CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF APPLICABLE STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION UNDER SUCH LAWS OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENT. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ALL APPLICABLE STATE SECURITIES LAWS.

UNSECURED CONVERTIBLE PROMISSORY NOTE

$[●] October [●], 2015

Subject to the terms and conditions of this Unsecured Convertible Promissory Note (this “Note”), for value received, Arno Therapeutics, Inc., a Delaware corporation (the “Borrower”), hereby promises to pay to [●](the “Lender”), the principal sum of [●] Thousand Dollars ($[●]) (the “Principal Amount”), together with interest thereon accruing on and from the date hereof until the entire Balance is paid (or converted, as provided in Section 6 hereof), at an annual rate equal to six percent (6.0%). Interest shall be calculated based on a 365-day year, compounded annually, but in no event shall the rate of interest exceed the maximum rate, if any, allowable under applicable law. “Balance” means, at the applicable time, the sum of all then outstanding principal of this Note, all then accrued but unpaid interest and all other amounts then accrued but unpaid under this Note.

This Note is one of a series issued by the Borrower pursuant to that certain Convertible Note Purchase Agreement dated October [●], 2015 (as the same may be amended, restated or otherwise modified from time to time, the “Purchase Agreement”), entered into among the Borrower and the Purchasers identified therein, and is subject to, and Borrower and Lender shall be bound by, all the terms, conditions and provisions of the Purchase Agreement. This Note shall become due and payable on October [●], 2016 (the “Maturity Date”). Capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Purchase Agreement.

The following is a statement of the rights of Lender and the terms and conditions to which this Note is subject and to which the Lender, by acceptance of this Note, agrees:

1.                  Payment. If this Note is not converted (as provided in Section 6 hereof), then the Balance of this Note shall be payable in cash on the Maturity Date. Unless the indebtedness outstanding under this Note is converted in accordance with Section 6 hereof, all payments on account of principal and interest shall be made in lawful money of the United States of America at the principal office of the Lender, or such other place as the holder hereof may from time to time designate in writing to the Borrower.

2.                  Prepayment. Borrower may not prepay this Note prior to December 31, 2015. Thereafter, Borrower may prepay this Note only after giving the Lender prior written notice at least 10 business days prior to such prepayment date. During such 10-business day period, the Lender may elect to convert this Note in accordance with Section 6(a).

3.                  Ranking of Notes; Application of Payments. This Note shall rank pari passu with all other Notes issued pursuant to the Purchase Agreement. All payments and recoveries payable on account of principal and unpaid interest on the Notes shall be paid and applied ratably and proportionately on the Balances of all outstanding Notes on the basis of their original principal amount. Subject to the foregoing provisions, all payments will be applied first to the repayment of accrued fees and expenses under this Note, then to accrued interest until all then outstanding accrued interest has been paid in full, and then to the repayment of principal until all principal has been paid in full. Any payments in excess of the aggregate Balance of the Note shall be returned to Borrower. The Notes represent unsecured obligations of the Borrower.

4.                  Transfer and Exchange. The holder of this Note may, prior to the Maturity Date or the conversion in full of this Note in accordance with Section 6, surrender this Note at the principal offices of the Borrower for transfer or exchange. Within a reasonable time after notice to the Borrower from such holder of its intention to make such exchange and without expense to such holder, except for any transfer or similar tax which may be imposed on the transfer or exchange, the Borrower shall issue in exchange therefor another note or notes for the same aggregate principal amount as the unpaid principal amount of the Note so surrendered, having the same maturity and rate of interest, containing the same provisions and subject to the same terms and conditions as the Note so surrendered. Each new Note shall be made payable to such person or persons, or transferees, as the holder of such surrendered Note may designate, and such transfer or exchange shall be made in such a manner that no gain or loss of principal or interest shall result therefrom. The Borrower may elect not to permit a transfer of the Note if it has not obtained satisfactory assurance that such transfer: (a) is exempt from the registration requirements of, or covered by an effective registration statement under, the Securities Act of 1933, as amended, and the rules and regulations thereunder and (b) is in compliance with all applicable state securities laws, including without limitation receipt of an opinion of counsel, which opinion shall be reasonably satisfactory to the Borrower.

5.                  New Note. Upon receipt of evidence reasonably satisfactory to the Borrower of the loss, theft, destruction or mutilation of the Note, the Borrower will issue a new Note, of like tenor and amount and dated the date to which interest has been paid, in lieu of such lost, stolen, destroyed or mutilated Note, and in such event the Lender agrees to indemnify and hold harmless the Borrower in respect of any such lost, stolen, destroyed or mutilated Note.

6.                  Conversion of Note.

(a)                Conversion upon Demand of the Lender. At any time after December 31, 2015, to the extent there is then an outstanding Balance, the Lender, in its sole discretion, may, upon written notice to the Company and surrender of this Note, convert all or any portion of the then outstanding Balance into shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), at a per share price equal to the average Closing Price during the fifty (50) trading days immediately preceding the date of such notice. For purposes of this Section 6, “Closing Price” means the last sale price for the Common Stock on the principal securities exchange or trading market for such security, as reported by Bloomberg Financial Markets, or, if such exchange or trading market begins to operate on an extended hours basis and does not designate the last trade price, then the last trade price of such security prior to 4:00:00 p.m., New York Time, as reported by Bloomberg Financial Markets, or if the foregoing do not apply, the last trade price of the Common Stock in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg Financial Markets, or, if no last trade price is reported for the Common Stock by Bloomberg Financial Markets, the average of the bid prices, or the ask prices, respectively, of any market makers for the Common Stock as reported in the “pink sheets’ by Pink Sheets LLC. All determinations of Closing Price shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.

(b)               Conversion of Note upon a Qualified Financing. If, at any time after the original issuance of this Note and prior to the Maturity Date, the Company consummates a Qualified Financing (the “Qualified Financing Closing”), then entire Balance then outstanding under this Note shall automatically convert into that number of shares or units of New Securities (as defined below) sold by the Borrower in the Qualified Financing as is equal to the quotient resulting from dividing the Balance by the Qualified Financing Purchase Price (as defined below). Borrower shall deliver to Lender notice of the Qualified Financing as soon as practicable, but in any event no fewer than three (3) business days prior to the scheduled closing date of the Qualified Financing (the “Conversion Date”), notifying the Lender of the conversion to be effected, including specifying (i) the Balance (calculated as of the Conversion Date), (ii) the Qualified Financing Purchase Price and (iii) the Conversion Date. The New Securities to be issued to the Lender shall be identical in all respects to the securities issued by the Borrower to the purchasers of the New Securities in the Qualified Financing and the Lender shall have all the rights and benefits (including the benefits of any representations and warranties, registration rights, preemptive rights and other similar rights) accorded to such purchasers, except any thereof as are conditioned upon the holding of a minimum percentage ownership in the Borrower or a minimum investment in the Qualified Financing; provided, however, that Lender shall execute all such agreements and instruments evidencing such rights in the same form as the purchasers of the New Securities in the Qualified Financing.

(i)                 Qualified Financing Defined. For purposes of this Note, the term “Qualified Financing” means the Borrower’s issuance or sale of shares of its equity securities, either alone or as part of units with other equity or equity-linked securities of the Company (the “New Securities” and together with the shares of Common Stock issuable pursuant to Section 6(a), above, the “Conversion Securities”), for the principal purpose of raising capital, in a single transaction or in a series of related transactions in each case occurring after the date hereof and on or before the Maturity Date, where such transaction results in the Company having received aggregate gross proceeds of at least $3,500,000, including all proceeds from the satisfaction of indebtedness resulting from the conversion of the Notes.

(ii)               Qualified Financing Purchase Price Defined. For purposes of this Note, the term “Qualified Financing Purchase Price” shall mean an amount equal to the lowest per share or unit purchase price at which the New Securities are or have been sold for cash in the Qualified Financing as of the date of the conversion of this Note into such New Securities.

(c)                Termination of Rights. Except for the rights to obtain certificates representing Conversion Securities and as set forth in Section 6(d) below, all rights with respect to this Note shall terminate upon the effective conversion or repayment of the entire Balance of the Note, whether or not this Note has been surrendered to Borrower for cancellation.

(d)               Delivery of Stock Certificates. Subject to Section 6(c) above, as promptly as practicable after any conversion of this Note and Lender’s surrender of this Note to the Company, Borrower at its expense will issue and deliver to Lender a certificate or certificates evidencing the number of full Conversion Securities as are issuable to Lender in connection with a conversion under this Section 6. No fractional shares of any of Borrower’s equity securities will be issued in connection with any conversion hereunder. In lieu of fractional shares which would otherwise be issuable, Borrower shall pay cash equal to the Balance remaining after the conversion into a whole number of Conversion Securities, as appropriate.

7.                  Events of Default. Each of the following shall constitute an “Event of Default” hereunder:

(a)                The Borrower shall fail to pay any principal, interest or other amount payable hereunder on the applicable due date and such failure continues for five (5) days after written notice to Borrower;

(b)               The Borrower shall (i) voluntarily terminate operations or apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator in respect of the Borrower or of all or a substantial part of the assets of the Borrower, (ii) admit in writing its inability, to pay debts as the debts become due, (iii) make a general assignment for the benefit of its creditors, (iv) commence a voluntary case under the Federal Bankruptcy Code (as now or hereafter in effect), (v) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, (vi) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the Federal Bankruptcy Code or applicable state bankruptcy laws or (vii) take any corporate action for the purpose of effecting any of the foregoing;

(c)                Default in the performance of any other obligation under this Note or the Subscription Agreement and such failure continues for fourteen (14) days after written notice to Borrower; or

(d)               Any representation, warranty or statement made or furnished to the Lender by or on behalf of the Borrower proves to be false or erroneous in a material respect when made or furnished.

If any Event of Default shall occur, then, at any time thereafter while such Event of Default is continuing, the Lender by written notice to the Borrower (the “Default Notice”) may declare the entire unpaid principal amount of this Note, together with all accrued and unpaid interest thereon, to be due and payable immediately.

8.                  Collection Expenses. The Borrower further agrees, subject only to any limitation imposed by applicable law, to pay all expenses, including reasonable attorneys’ fees, incurred by the holder of this Note in endeavoring to collect any amounts payable hereunder which are not paid when due.

9.                  Waiver. Borrower hereby waives presentment, protest, demand for payment, notice of dishonor, and any and all other notices or demands in connection with the delivery, acceptance, performance, default, or enforcement of this Note.

10.              Severability. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

11.              Headings; Interpretation. In this Note, (a) the meaning of defined terms shall be equally applicable to both the singular and plural forms of the terms defined; (b) the captions and headings are used only for convenience and are not to be considered in construing or interpreting this Note and (c) the words “including,” “includes” and “include” shall be deemed to be followed by the words “without limitation”. All references in this Note to sections, paragraphs, exhibits and schedules shall, unless otherwise provided, refer to sections and paragraphs hereof and exhibits and schedules attached hereto, all of which exhibits and schedules are incorporated herein by this reference.

IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed by its duly authorized officers as of the date first above written.

ARNO THERAPEUTICS, INC.

By:______________________________

Name: Alexander Zukiwski, M.D.

Title: President & Chief Executive Officer